UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15967 (Commission File Number)	22-3725387 (I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ (Address of principal executive offices)	07078 (Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1: 2005 AND 2004 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN
EX-10.2: FORM OF RESTRICTED SHARE UNIT AWARD AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.

     On December 7, 2004, the Board of Directors of The Dun & Bradstreet Corporation (“we” or the “Company”) authorized and approved the Company’s 2005 non-employee director compensation program. The details of that program, as well as the 2004 program, are summarized on Exhibit 10.1 to this Form 8-K. The equity-related components of both programs are issued pursuant to the 2000 Dun & Bradstreet Corporation Non-Employee Directors’ Stock Incentive Plan which was previously adopted and filed as an exhibit to the Company’s Annual Report on Form 10-K on February 22, 2001.

     Both the 2005 and 2004 program include the payment of restricted share unit awards to our non-employee directors, and the form of agreement for those awards is attached as Exhibit 10.2 to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 6, 2004, Christopher J. Coughlin was appointed to serve on the Company’s Board of Directors and the Company issued a press release announcing that appointment. Also, on December 6, 2004, the appointment of James N. Fernandez to the Company’s Board of Directors became effective. There is no arrangement or understanding pursuant to which either Mr. Coughlin or Mr. Fernandez was selected as a director, and the Company has no related party transactions with Mr. Coughlin or Mr. Fernandez. The Board of Directors has determined that each of Mr. Coughlin and Mr. Fernandez will be a member of the Audit Committee of the Board of Directors and that they are each an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K, promulgated by the Securities Exchange Commission. A copy of the December 7, 2004 press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
10.1	2005 and 2004 Non-Employee Director Compensation Program.

10.2	Form of Restricted Share Unit Award Agreement.

99.1	Press Release of The Dun & Bradstreet Corporation, dated December 7, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ David J. Lewinter

David J. Lewinter
Senior Vice President, General
Counsel & Corporate Secretary

DATE: December 7, 2004

EXHIBIT INDEX

Exhibit	Description
10.1	2005 and 2004 Non-Employee Director Compensation Program.

10.2	Form of Restricted Share Unit Award Agreement.

99.1	Press Release of The Dun & Bradstreet Corporation, dated December 7, 2004.